UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2012

State Street Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.	Regulation FD Disclosure.

On February 9, 2012, at 12:30 p.m. (EST), State Street Corporation (“State Street”) will webcast a presentation to investors and analysts by Joseph L. Hooley, Chairman, President and Chief Executive Officer; Edward J. Resch, Executive Vice President and Chief Financial Officer; Scott F. Powers, President and Chief Executive Officer of State Street Global Advisors; Joseph C. Antonellis, Vice Chairman; Peter O’Neill, Executive Vice President, International; James S. Phalen, Executive Vice President and Head of Global Operations, Technology and Product Development; and Christopher Perretta, Executive Vice President and Chief Information Officer.

The slides that Messrs. Hooley, Resch, Powers, Antonellis, O’Neill, Phalen and Perretta will present are furnished herewith as Exhibit 99.1 and are incorporated herein by reference. The presentation will be accessible, in listen-only mode, on State Street’s investor relations home page, at www.statestreet.com/stockholder, and via telephone, at +1 (706) 679-5594 (Conference ID # 47095098) and +1 (888) 391-4233 (Conference ID # 47095098). Recorded replays of the webcast will be available on the website and via telephone at +1 (404) 537-3406 (Conference ID # 47095098) and +1 (855) 859-2056 (Conference ID# 47095098) beginning at approximately 5:30 p.m. (EST) that day. The telephone replay will be available for approximately two weeks following the webcast.

The information in this Item 7.01, and in Exhibit 99.1 attached to this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Item 7.01, such Exhibit 99.1 or any of the information contained therein be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

In late 2007, Prudential Retirement Insurance and Annuity Co. filed a lawsuit against State Street in New York federal court alleging, among other things, that, based on disclosures made to Prudential, State Street did not manage the active fixed-income strategies in which certain of Prudential’s clients were invested in a manner consistent with the standard of care required under ERISA. Prudential sought damages in excess of the compensation it received from the fair fund established by State Street in February 2010 in connection with State Street’s settlement with the Securities and Exchange Commission, the Massachusetts Attorney General and the Massachusetts Securities Division of the Office of the Secretary of State. Prudential is also seeking related costs, including pre-judgment interest and attorneys’ fees.

On February 3, 2012, the Court issued a ruling finding that Prudential is entitled to a payment from State Street, after adjustment for the compensation received from the fair fund, in the amount of $28.1 million. This award may ultimately be increased if the Court awards Prudential interest and costs. State Street intends to appeal the Court’s February 3, 2012 ruling. The timing of the remaining phases of further trial proceedings or of any appeal can not currently be determined.

As previously disclosed, three other lawsuits by investors in the active fixed-income strategies underlying the February 2010 settlement remain pending. Two of these cases are in federal court in Texas. The other case is in federal court in New York. The plaintiffs in these lawsuits also seek to recover amounts in excess of their compensation from the fair fund established by the February 2010 settlement, along with pre-judgment interest, attorneys’ fees and punitive damages.

State Street estimates that its exposure under the Prudential and three other lawsuits may be, in the aggregate, in a range from $0 to approximately $90 million. This estimated exposure range includes estimated pre-judgment interest and attorneys’ fees, if awarded. The estimated exposure range does not include any potential awards of claimed punitive damages, which can not reasonably be estimated. The actual amount, if any, of State Street’s ultimate aggregate liability under the Prudential and three other lawsuits may be more or less than the top of the estimated range. State Street has not established a reserve with respect to these matters.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined by United States securities laws, including statements relating to State Street’s estimated liability under the Prudential and three other lawsuits. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “estimate,” “intend,” ‘may,” “seek,” “anticipate,” “plan,” “expect,” “look,” “believe,” “will,” “trend,” “target,” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future results or performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing State Street’s expectations or beliefs as of any date subsequent to February 9, 2012.

Important factors that may affect future results and outcomes include, but are not limited to, the inherent difficulty of predicting the outcome of legal actions and the associated uncertainty involved in estimating whether a matter will be determined in a manner adverse to State Street and, if so, the amount of damages and related costs that will be awarded. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in State Street’s 2010 Annual Report on Form 10-K and State Street’s subsequent SEC filings. State Street encourages investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, February 9, 2012, and State Street does not undertake efforts to revise those forward-looking statements to reflect events after that date.

Item 9.01.	Exhibits.

(d)	Exhibits

99.1	Slides for the webcast presentation by Joseph L. Hooley, Edward J. Resch, Scott F. Powers, Joseph C. Antonellis, Peter O’Neill, James S. Phalen and Christopher Perretta to investors and analysts on February 9, 2012 (such Exhibit 99.1 is furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

By:	/s/ JAMES J. MALERBA
Name:	James J. Malerba
Title:	Executive Vice President, Corporate Controller and Chief Accounting Officer

Date: February 9, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slides for the webcast presentation by Joseph L. Hooley, Edward J. Resch, Scott F. Powers, Joseph C. Antonellis, Peter O’Neill, James S. Phalen and Christopher Perretta to investors and analysts on February 9, 2012 (such Exhibit 99.1 is furnished and not filed).